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                                                                   EXHIBIT 10.67

                         THIRD SUPPLEMENT TO PRODUCTION
                               PAYMENT CONVEYANCE

         THIS THIRD SUPPLEMENT TO PRODUCTION PAYMENT CONVEYANCE (this "Supplement"), dated as of the date set out at the end hereof, is made by TransTexas Gas Corporation, a Delaware corporation ("Grantor"), Southern Producer Services, L.P. ("SPS"), TCW Portfolio No. 1555 DR V Sub-Custody Partnership, L.P. ("Fund V"), and TCW DR VI Investment Partnership, L.P. ("Fund VI"). SPS, Fund V and Fund VI are herein collectively called "Grantee".

                                    RECITALS:

A. Effective as of March 1, 2000, Grantor executed in favor of Grantee that certain Production Payment Conveyance dated as of March 14, 2000 (as heretofore amended, the "Original Conveyance"), recorded as set forth in Schedule 1 hereto; all capitalized terms used but not defined herein shall have the meanings assigned to them in the Original Conveyance.

B. Grantee and Grantor desire to supplement and amend the Original Conveyance in order to account for the payment by SPS of additional funds to Grantor.

C. As described in Section 8.7 of the Original Conveyance, and pursuant to the Purchase Agreement referred to in the Original Conveyance, Fund V and Fund VI have appointed TCW Asset Management Company to act as their agent in connection with supplements and amendments to the Original Conveyance.

                           SUPPLEMENTS AND AGREEMENTS:

         FOR A GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, Grantor and Grantee do hereby agree, act and covenant as follows:

         1. Effective as of 9:00 a.m. Houston, Texas time, on November 7, 2000 (the "Effective Time"), the Original Conveyance is amended in order to add the amount of Four Million Five Hundred Thousand Dollars ($4,500,000) to the unliquidated balance of the Primary Sum, as such unliquidated balance stood as of the Effective Time after giving effect to all applications of PP Proceeds made before the Effective Time. After giving effect to such amendment (and to such application of PP Proceeds), the unliquidated balance of the Primary Sum as of the Effective Time is $26,942,061. (Any PP Proceeds received after the Effective Time on November 7, 2000 shall be deemed to have been received on the next following Business Day.)

         2. All of the terms and provisions of the Original Conveyance, as the same is amended and supplemented hereby, are ratified, adopted, affirmed and renewed, and remain in full force

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and effect for the benefit of Grantee, the Beneficiaries, Funds Agent, and their respective successors and assigns.

         3. The definition of "Percentage Share" in Section 1.1 of the Original Conveyance is hereby amended in its entirety to read as follows:

                  " 'Percentage Share' means, with respect to each Person included in Grantee, the fractional undivided interest which it owns in the Production Payment at the time in question. From the initial grant of the Production Payment until 9:00 a.m. Houston, Texas time, on June 7, 2000, the Percentage Share of each Person included in Grantee was as follows:

                  Fund V  42.859594%
                  Fund VI 21.429797%
                  SPS     35.710609%

         From and after 9:00 a.m. Houston, Texas time, on June 7, 2000, until 9:00 a.m. Houston, Texas time, on September 8, 2000, the Percentage Share of each Person included in Grantee was as follows:

                  Fund V  33.048697%
                  Fund VI 16.524349%
                  SPS     50.426954%

         From and after 9:00 a.m. Houston, Texas time, on September 8, 2000, until 9:00 a.m. Houston, Texas time, on November 7, 2000, the Percentage Share of each Person included in Grantee was as follows:

                  Fund V  22.863142%
                  Fund VI 11.431571%
                  SPS     65.705287%

         From and after 9:00 a.m. Houston, Texas time, on November 7, 2000, the Percentage Share of each Person included in Grantee is as follows:

                  Fund V  19.08294%
                  Fund VI  9.54147%
                  SPS     71.37559%"

The foregoing Percentage Shares of Fund V, Fund VI and SPS, respectively, taking effect as of November 7, 2000, are in this Amendment called their "amended Percentage Shares".

         4. In consideration of the additional purchase price payment made by SPS to Grantor and the foregoing increase in the unliquidated balance of the Primary Sum:

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                  (a) Fund V and Fund VI do hereby GRANT, BARGAIN, SELL, CONVEY,
         ASSIGN, TRANSFER, SET OVER and DELIVER unto SPS such additional undivided interests in the Production Payment as are necessary in order to cause SPS, Fund V and Fund VI to own the Production Payment, at and after the Effective Time, in undivided interests in proportion to their respective amended Percentage Shares, and

                  (b) Fund V and Fund VI do further assign unto SPS such undivided interests in Fund V's and Fund VI's accounts receivable from the sale of PP Hydrocarbons - to the extent such accounts receivable exist and are unpaid at the Effective Time and arise from the sale of PP Hydrocarbons before the Effective Time - as are necessary in order to cause SPS, Fund V and Fund VI to share in all collections of such accounts receivable after the Effective Time in proportion to their respective amended Percentage Shares.

         TO HAVE AND TO HOLD the same, upon and subject to the terms of the Original Conveyance, as amended hereby, unto SPS and its successors and Permitted Assigns, until the Termination Time.

         5. This Supplement may be executed in multiple counterparts, all of which are identical.

         6. This Supplement shall be binding upon and shall inure to the benefit of the parties hereto, and their respective successors and assigns, and all of the covenants and agreements contained in the Original Conveyance, as amended hereby, shall be deemed to be covenants and agreements running with the lands affected thereby.

         7. This Supplement shall be governed by and construed in accordance with the laws of the State of Texas, without regard to principles of conflicts of laws.

         IN WITNESS WHEREOF, this Supplement is executed by the parties hereto on the dates set out below in their respective acknowledgments, but effective as of the Effective Time.

                                       TRANSTEXAS GAS CORPORATION


                                       By:
                                          --------------------------------------
                                          Ed Donahue
                                          Vice President

Grantor's address:                     1300 North Sam Houston Parkway East
                                       Suite 310
                                       Houston, Texas 77032-2949
                                       Attention: Ed Donahue, Vice President
                                       Telephone: 281/987-8600
                                       Telecopy: 281/986-8865

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                                       SOUTHERN PRODUCER SERVICES, L.P.

                                       By: SC Ashwood Holdings, Inc.,
                                           its general partner


                                       By:
                                          --------------------------------------
                                          David W. Stewart
                                          Vice President

SPS's address:                         1200 Smith Street
                                       Suite 2890
                                       Houston, Texas 77002
                                       Attention: David W. Stewart
                                       Telephone: 713/276-1902
                                       Telecopy: 713/276-1990


                                       TCW PORTFOLIO NO. 1555 DR V SUB-CUSTODY
                                       PARTNERSHIP, L.P., and
                                       TCW DR VI INVESTMENT PARTNERSHIP, L.P.

                                       By: TCW ASSET MANAGEMENT COMPANY, as
                                           Agent

                                           By:
                                              ----------------------------------
                                              Kurt A. Talbot
                                              Senior Vice President


Fund V's and Fund VI's address:        c/o Trust Company of the West
                                       865 South Figueroa
                                       Los Angeles, California 90017
                                       Attention: Thomas F. Mehlberg
                                       Telephone: 213/244-0702
                                       Telecopy: 213/244-0604

This document prepared by:

John W. Rain
Thompson & Knight L.L.P.
1700 Pacific Avenue, Suite 3300
Dallas, Texas 75201

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STATE OF TEXAS       )
                     )
COUNTY OF HARRIS     )

         The foregoing instrument was acknowledged before me on this __ day of November, 2000, by Ed Donahue, the Vice President of TransTexas Gas Corporation, a Delaware corporation, on behalf of such corporation.


                                       -----------------------------------------
              [SEAL]                   Notary Public, State of Texas


STATE OF TEXAS       )
                     )
COUNTY OF HARRIS     )

         The foregoing instrument was acknowledged before me on this __ day of November, 2000, by David W. Stewart, the Vice President of SC Ashwood Holdings, Inc., a Georgia corporation, on behalf of such corporation acting as general partner of Southern Producer Services L.P., a Delaware limited partnership, and on behalf of such limited partnership.


                                       -----------------------------------------
              [SEAL]                   Notary Public, State of Texas


STATE OF TEXAS       )
                     )
COUNTY OF HARRIS     )

         The foregoing instrument was acknowledged before me on this __ day of November, 2000, by Kurt A. Talbot, the Senior Vice President of TCW Asset Management Company, a California corporation, on behalf of such corporation acting as agent as aforesaid.


                                       -----------------------------------------
              [SEAL]                   Notary Public, State of Texas

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                                                                      SCHEDULE 1

                               RECORDING SCHEDULE

1. Production Payment Conveyance among TCW Portfolio No. 1555 DR V Sub-Custody Partnership, L.P., TCW DR VI Investment Partnership, L.P., Southern Producer Services, L.P. and TransTexas Gas Corporation.

Recording Jurisdiction                   Recording Data
----------------------                   --------------

Calhoun County, TX                       Volume 262, Page 33,
                                         Filed 9/19/2000

Chambers County, TX                      Document No. 00-448-604,
                                         Filed 3/17/2000

Galveston County, TX                     Film Code #014-39-1028,
                                         Filed 3/17/2000

Jim Hogg County, TX                      Volume 17, Page 362,
                                         Filed 3/20/2000

Live Oak County, TX                      Volume 449, Page 135,
                                         Filed 3/20/2000

Wharton County, TX                       Volume 360, Page 596,
                                         Filed 3/17/2000

Zapata County, TX                        Volume 629, Page 471,
                                         Filed 3/17/2000

General Land Office of Texas             Sent for filing

2. First Supplement to Production Payment Conveyance among TransTexas Gas Corporation, Southern Producer Services, L.P., TCW Portfolio No. 1555 DR V Sub-Custody Partnership, L.P. and TCW DR VI Investment Partnership, L.P.

Recording Jurisdiction                   Recording Data
----------------------                   --------------

Calhoun County, TX                       Volume 262, Page 114,
                                         Filed 9/19/2000

Chambers County, TX                      Document No. 00-459-630
                                         Filed 6/9/2000

Galveston County, TX                     Film Code 014-62-1617
                                         Filed 6/9/2000

Jim Hogg County, TX                      Volume 19, Page 526,
                                         Filed 6/9/2000

Live Oak County, TX                      Volume 450, Page 428,
                                         Filed 6/12/2000

Wharton County, TX                       Volume 371, Page 458,
                                         Filed 6/9/2000

Zapata County, TX                        Volume 634, Page 110,
                                         Filed 6/9/2000

2. Second Supplement to Production Payment Conveyance among TransTexas Gas Corporation, Southern Producer Services, L.P., TCW Portfolio No. 1555 DR V Sub-Custody Partnership, L.P. and TCW DR VI Investment Partnership, L.P.

Recording Jurisdiction                   Recording Data
----------------------                   --------------

Calhoun County, TX              Volume 262, Page 132
                                Filed 9/19/2000

Chambers County, TX             Document No. 00-470-562
                                Filed 9/18/2000

Galveston County, TX            File Number 2000046945
                                Filed 9/15/2000

Jim Hogg County, TX             File Number 65210
                                Filed 9/22/2000

Live Oak County, TX             File Number 00149214
                                Filed 9/19/2000

Wharton County, TX              Volume 383, Page 740,
                                Filed 9/19/2000

Zapata County, TX               Volume 638, Page 642,
                                Filed 9/22/2000

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